MEMORANDUM OF LEASE AGREEMENT

     THIS MEMORANDUM OF LEASE AGREEMENT executed this _____ day of ___________, 1995 by and between FRED E. SUTTON and HAROLD S. SUTTON d/b/a SUTTON PROPERTIES, a Florida general partnership (hereinafter "Lessor"), OMI ACQUISITION CORP., a Delaware corporation (hereinafter "Lessee"), and DIAGNOSTIC/RETRIEVAL SYSTEMS, INC. (hereinafter "Guarantor").

                                  WITNESSETH:

    WHEREAS, Lessor and Lessee entered into three separate Lease Agreements for space located at Building 2330, Woodlake Commerce Park, Palm Bay, Brevard County, Florida whereby Lessee leased premises of 35,510 square feet, 14,400 square feet and 4,000 square feet (hereinafter Lease 1, Lease 2 and Lease 3 respectively); and

    WHEREAS, the parties are desirous of setting forth their understanding with respect to said leases 1, 2 and 3.

     NOW THEREFORE, IN CONSIDERATION OF THE SUM OF $1.00, IT IS AGREED BY AND BETWEEN THE PARTIES, AS FOLLOWS:

     1. That Lessor will provide to Lessee for use by its employees, customers, invitees and guests under said three leases, approximately 135 total parking spaces, which shall be in addition to those expressly provided for in lease 1.

     2. At such time as Lessee takes possession of the demised premises under Leases 1 and 2, the HVAC, plumbing, electrical and other systems will be in good working order.

     3. Should Lessee be legally entitled to terminate Lease 1, said termination shall also entitle Lessee at its option to terminate Lease 2 and/or Lease 3.

     4. At such time as Lease 3 is in force, the parties acknowledge that the office buildings of which the demised premises are a part shall be increased by 4,000 square feet. Accordingly, at such time as the premises under Lease 3 are completed, the Lessee's obligation for "additional charges" as set forth in Paragraph 26 of Leases 1, 2 and 3 shall be re-prorated based upon the total amount of building square footage increasing from 164,500 square feet to 168,500 square feet.

     5. Upon request by Lessee, the parties agree to enter into a lease for an additional 10,000 square feet located within or adjacent to Woodlake Commerce Park Buildings 1 and 2 at a location to be determined by Lessor.

          (a) Said lease space and improvements shall be constructed at the sole expense of Lessor.

          (b) Lessor shall have 180 days after execution of a lease for said premises within which to complete construction of said space.

          (c) The base rent for said space shall be the actual cost of construction as defined in Paragraph 3 of Lease 3 between the parties, amortized over the remaining terms of the above-referenced lease at 1.3 times the interest rate charged by a lender to Lessor at the time such improvements are completed.

          (d) The parties will enter into a lease in substantially the same form as lease 3. In addition to the rent as set forth in 5(c) above, Lessee shall pay additional rent as provided in Paragraph 26 of the subject leases based upon a pro-rata basis.

     IN WITNESS WHEREOF, Lessee, Lessor and Guarantor have caused this instrument to be executed as of the date first above written, by their respective officers or parties thereunto duly authorized.


Signed, sealed and delivered               Lessee: OMI ACQUISITION CORP.
in the presence of:

--------------------------------           By
                                              --------------------------------
--------------------------------           Title        Secretary
                                                ------------------------------
                                           Attest
                                                  ----------------------------
                                                                     Secretary
                                           (Corporate Seal)



Signed, sealed and delivered               Lessor: SUTTON PROPERTIES
in the presence of:

--------------------------------           -----------------------------------
                                           Authorized Agent for
--------------------------------           Sutton Properties



Signed, sealed and delivered               Guarantor: DIAGNOSTIC/RETRIEVAL
in the presence of:                                   SYSTEMS, INC.

--------------------------------           By:
                                               -------------------------------
--------------------------------           Title:
                                                  ----------------------------
                                           Attest:
                                                   ---------------------------
                                                                     Secretary
                                           (Corporate Seal)